                                                                   EXHIBIT 10.20

                           FOURTH AMENDMENT AND WAIVER
                              (TERM LOAN AGREEMENT)

          FOURTH AMENDMENT AND WAIVER, dated as of March 10, 2006 (this "Amendment"), to the Term Loan Agreement, dated as of July 31, 2003 (as amended, supplemented or otherwise modified from time to time, the "Term Loan Agreement"), among Wheeling-Pittsburgh Corporation, a Delaware corporation ("Holdings"), Wheeling-Pittsburgh Steel Corporation, a Delaware corporation (the "Borrower"), the Lenders party to the Term Loan Agreement, the Documentation Agent and Syndication Agent named therein, Royal Bank of Canada, as administrative agent (in such capacity, the "Administrative Agent"), the Emergency Steel Loan Guarantee Board (the "Federal Guarantor") and the West Virginia Housing Development Fund (the "State Guarantor").

                              WITNESSETH:

          WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, the Federal Guarantor and the State Guarantor are parties to the Term Loan Agreement;

          WHEREAS, the Borrower has requested that the Lenders and the Federal Guarantor agree to make certain amendments relating to the Term Loan Agreement as set forth herein;

          WHEREAS, in consideration of the making of such amendments, the Borrower will obtain a letter of credit issued in favor of the Administrative Agent for the benefit of the Lenders under the Term Loan Agreement in the amount of $12,500,000 as set forth herein; and

          WHEREAS, the Lenders and the Federal Guarantor are willing to agree to such amendments, in each case subject to the terms and conditions set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

     1. Defined Terms. Terms defined in the Term Loan Agreement and used herein shall have the meanings given to them in the Term Loan Agreement.

     2. Prepayment. The Borrower hereby agrees to make an optional prepayment of the Loans in the amount of $6,250,000, representing the principal due on September 30, 2006, on the date on which the principal installment of the Loans with respect to the June 30, 2006 payment is due.

     3. Waiver of Inverse Application of Prepayments. Each of the Lenders and the Federal Guarantor hereby waives the requirement for an inverse application of optional prepayments in Section 2.12(a) with respect to the prepayment contemplated by Section 2 of this Amendment, and hereby agrees that such prepayment shall be applied to prepay the Loans pro rata among the Tranche A Loans, the Tranche B Loans and the Tranche C Loans and, within each tranche, with respect to the principal amount due on or about September 30, 2006.

     4. Amendment to Section 1.1. Section 1.1 of the Term Loan Agreement is hereby amended by:

          (a) amending and restating in their respective entireties the following definitions:

          "Borrowing Availability": as defined under the Revolving Loan Agreement on the date hereof (as such definition and the terms used therein may be amended or otherwise modified from time to time, except that if any such amendment or other modification is not satisfactory to the Required Lenders, such definition, for purposes of this Agreement, shall be subject to such adjustments as the Administrative Agent may reasonably require in order for the calculation of the Borrowing Availability to be as consistent as practicable with the calculation thereof prior to such amendment or other modification); provided that after the Commitment Termination Date (subject to the satisfaction of the Required Lenders with the relevant defined terms and, in the absence of such satisfaction, subject to such adjustments as the Administrative Agent may reasonably require in order for the following calculation to be as consistent as practicable with the calculation of Borrowing Availability under the Revolving Loan Agreement prior to the Commitment Termination Date (with such adjustments thereto as may have been made as provided above)), "Borrowing Availability" shall mean, with respect to the revolving credit facility which replaces or refinances the Revolving Loan Agreement, an amount equal to the excess of
     (a) the lesser of (i) the total revolving commitment then in effect thereunder and (ii) the borrowing base, if any, then in effect, in each case after giving effect to reserves taken by the applicable agent under such replacement facility, over (b) an amount equal to the sum of (i) the aggregate principal amount of all revolving loans then outstanding thereunder, (ii) the aggregate then undrawn and unexpired amount of any letters of credit then outstanding thereunder, (iii) the aggregate amount of drawings under letters of credit thereunder that have not then been reimbursed by the Borrower and (iv) the aggregate principal amount of any swing line loans then outstanding thereunder.

          "Consolidated Fixed Charge Coverage Ratio": as defined under the Revolving Loan Agreement on the date hereof (as such definition and the terms used therein may be amended or otherwise modified from time to time, or may be replaced in connection with any refinancing, extension or renewal of the Revolving Loan Agreement, except that if any such amendment, other modification or any such replacement is not satisfactory to the Required Lenders, such definition, for purposes of this Agreement, shall be subject to such adjustments as the Administrative Agent may reasonably require in order for the calculation of the Consolidated Fixed Charge Coverage Ratio to be as consistent as practicable with the calculation thereof prior to such amendment or other modification or such replacement); provided that on September 30, 2007 this amended definition shall cease to apply, and Consolidated Fixed Charge Coverage Ratio shall be as defined in the

     Third Amendment to the Term Loan Agreement, dated as of September 29, 2005.

          "Excess Cash Flow": for any fiscal quarter of the Borrower, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal quarter, (ii) the amount of all non-cash charges (including depreciation and amortization and items (d) through (j) in the definition of Consolidated EBITDA) deducted in arriving at such Consolidated Net Income, (iii) cash decreases in Consolidated Operating Working Capital, (iv) to the extent not included in (ii) above, the cash impact of increases in post-petition employee benefits or post-petition "Other Liabilities" (as reflected in the non-current section of Holdings' balance sheet) and (v) the aggregate amount of payments received during such fiscal quarter on account of the principal of loans, and the returned capital in Investments, made as contemplated by Sections 6.8(i) and (j) over (b) the sum, without duplication, of (i) the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) cash increases in Consolidated Operating Working Capital, (iii) the aggregate amount actually paid or committed to be paid (such committed amounts to be excluded from the computation of Excess Cash Flow in future quarters) by the Borrower and its Subsidiaries in cash during such fiscal quarter on account of Capital Expenditures (excluding expenditures to the extent (x) funded by drawings on the Cash Collateral Account or the Capital Expenditure Deposit Account (y) financed with the proceeds of any Reinvestment Deferred Amount or (z) reimbursed by the Coke Plant Joint Venture), (iv) reductions in Funded Debt, it being understood that the prepayment of the Loans required by Section 2 of the Fourth Amendment and Waiver shall be deemed to have been made as of the date of the principal installment with respect to the third quarter of 2006 was originally due,
     (v) the cash impact of decreases in post-petition employee benefits or post-petition "Other Liabilities" (as reflected in the non-current section of Holdings' balance sheet), (vi) the aggregate net amount of non-cash gain on the Disposition of property by the Borrower and its Subsidiaries during such fiscal quarter (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income and (vii) the aggregate amount of loans and investments made during such fiscal quarter as contemplated by Sections 6.8(i) and (j).

          "Required Stated Amount": $7,500,000, provided that the Administrative Agent is by this proviso instructed, from time to time after the Fourth Amendment Effective Date, (a) to consent to an amendment to the Interest Reserve Letter of Credit (including any replacement Interest Reserve Letter of Credit) that provides for the Required Stated Amount (as it is reflected in the Interest Reserve Letter of Credit) to be promptly conformed to the relevant percentage of the then outstanding Tranche A Loans and Tranche B Loans as set forth below opposite the then most recent date set forth below, upon the issuer thereof receiving a notice from the Administrative Agent, to the effect that (i) all interest required to be paid on the Loans on or prior to the date of such notice has been paid and (ii) the Borrower has made all deposits required to be made on or prior to such date pursuant to Section 5.15, and (b) to provide the notice as contemplated in clause
     (a) above, upon a request by the Borrower to do so, so long as the statements in such notice are then true and correct.

    REFERENCE DATE          PERCENTAGE
    --------------          ----------
       Current                3.29%
     3/31/2006                3.32%
     6/30/2006                3.36%
     9/30/2006                3.40%
    12/31/2006                3.43%
     3/31/2007                3.47%
     6/30/2007                3.50%
     9/30/2007                3.54%
    12/31/2007                3.58%
     3/31/2008                3.61%
     6/30/2008                3.65%
     9/30/2008                3.69%
    12/31/2008                3.72%
     3/31/2009                3.76%
     6/30/2009                3.79%
     9/30/2009                3.83%
    12/31/2009                3.87%
     3/31/2010                3.90%
     6/30/2010                3.94%
     9/30/2010                3.98%
12/31/2010 and thereafter     4.01%

          (b) inserting the following new definitions in the appropriate alphabetical order:

          "Fourth Amendment and Waiver": the Amendment, dated as of March [__], 2006, to this Agreement among Holdings, the Borrower, the Lenders party thereto, the Administrative Agent and the Federal Guarantor.

          "Fourth Amendment Effective Date": the date on which the conditions precedent set forth in Section 8 of the Fourth Amendment and Waiver shall have been satisfied or waived.

     5. Amendment to Section 5.2. Section 5.2 of the Term Loan Agreement is hereby amended by:

          (a) restating paragraph (c) thereof to read in its entirety as follows:

               (c) to the Administrative Agent and each Lender, as soon as available, but not later than the start of each fiscal year of Holdings, an annual operating plan for Holdings and its Subsidiaries, approved by the board of directors of Holdings, for the following fiscal year, which (i) includes a statement of all of the material assumptions on which such plan is based, (ii) includes quarterly balance sheets and a quarterly budget for the following year and (iii) integrates sales, gross profits, operating expenses, operating profit, cash flow projections and Borrowing Availability projections, all prepared on the same basis and in similar detail as that on which operating results are reported (and in the case of cash flow projections, representing management's good faith estimates of future financial performance based on historical performance), and including plans for personnel (which shall be limited to disclosure of the head count of Holdings and its Subsidiaries for such period), Capital Expenditures and facilities (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections are based on reasonable estimates, information and assumptions and that as of such date such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect.

          (b) restating paragraph (h) thereof to read in its entirety as follows:

               (h) to the Administrative Agent, (i) concurrently with the delivery of the same, copies of each Borrowing Base Certificate (as defined in the Revolving Loan Agreement) sent to any agent or lender under the Revolving Loan Agreement, and (ii) within 30 days after the end of each fiscal month until and including September 30, 2007, a certificate of a Responsible Officer of Holdings to the effect that Holdings expects the Borrower to have Borrowing Availability at all times in the three months following such fiscal month of at least $50,000,000 (or, if Holdings does not expect the Borrower to have such Borrowing Availability, describing the Borrowing Availability it does expect the Borrower to have for such period).

     6. Amendment to Section 6.1. Section 6.1 of the Term Loan Agreement is hereby amended by:

          (a) restating paragraph (a) thereof to read in its entirety as follows:

               (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                            Consolidated
          Fiscal Quarter                   Leverage Ratio
          --------------                   --------------
March 31, 2005 and June 30, 2005             4.00 to 1.0
September 30, 2005 and December 31, 2005     3.50 to 1.0
September 30, 2007 and thereafter            3.50 to 1.0

          To the extent that the Borrower is not in compliance with the Consolidated Leverage Ratio as of December 31, 2005, the Lenders and Federal Guarantor shall, without further action by any party, be deemed to have irrevocably waived compliance with this ratio with respect to the December 31, 2005 testing date.

          (b) restating paragraph (b) thereof to read in its entirety as follows:

               (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of Holdings ended on or after March 31, 2005 to and including December 31, 2005 and ending on and after September 30, 2007 to be less than 3.00 to 1.0. To the extent that the Borrower is not in compliance with the Consolidated Interest Coverage Ratio as of December 31, 2005, the Lenders and Federal Guarantor shall, without further action by any party, be deemed to have irrevocably waived compliance with this ratio with respect to the December 31, 2005 testing date.

          (c) restating paragraph (c) thereof to read in its entirety as follows:

               (c) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                           Consolidated Fixed Charge
            Fiscal Quarter                     Coverage Ratio
            --------------                 -------------------------
March 31, 2005 through December 31, 2005        1.20 to 1.0
September 30, 2007 and thereafter               1.30 to 1.0

          provided that if on any date after December 31, 2005 to and including September 30, 2007, the Borrowing Availability shall be less than $50,000,000, then the Consolidated Fixed Charge Coverage Ratio for the period of the four fiscal quarters most recently completed shall be at least 1.0 to 1.0. To the extent that the Borrower is not in compliance with the Consolidated Fixed Charge Coverage Ratio as of December 31, 2005, the Lenders and Federal Guarantor shall, without further action by any party, be deemed to have irrevocably waived compliance with this ratio with respect to the December 31, 2005 testing date.

     7. Amendment to Exhibit B. Exhibit B to the Term Loan Agreement is hereby amended, effective for the fiscal quarter of Holdings ended December 31, 2005 and thereafter, or at the option of the Borrower, March 31, 2006 and thereafter, in accordance with Section 6.1 to read in its entirety as set forth in Annex I to the Fourth Amendment.

     8. Conditions to Effectiveness. This Amendment shall become effective as of and on the date (such date, the "Fourth Amendment Effective Date") on which the Administrative Agent shall have received the following:

          (a) counterparts hereof duly executed by Holdings, the Borrower, the Administrative Agent, the Required Lenders and the Federal Guarantor;

          (b) such corporate resolutions, incumbency certificates and other authorizations as the Administrative Agent may reasonably request;

          (c) to the extent invoiced, payment or reimbursement of all out-of-pocket expenses of the Administrative Agent incurred in connection with this Amendment, including the reasonable fees, charges and disbursements of respective counsel for the Administrative Agent and the Federal Guarantor; and

          (d) an irrevocable standby letter of credit issued under the Revolving Loan Agreement (or successor revolving credit facility) in favor of the Administrative Agent for the benefit of the Lenders in the amount of $12,500,000, which letter of credit shall be substantially in the form of Annex II to this Amendment and shall (i) be renewable on an annual basis,
     (ii) be drawable at any time and from time to time, in whole or in part, upon a notice of non-renewal or when an Event of Default shall be in existence, by the Administrative Agent in its discretion or at the direction of the Required Lenders or the Federal Guarantor in order to pay amounts then owing by the Borrower under any of the Loan Documents, to make an optional prepayment of the Loans or to fund a cash collateral account in the name of the Administrative Agent and under its sole control to secure the Obligations (and the Borrower hereby authorizes the Administrative Agent to make each such drawing and to so use the proceeds thereof), and
     (iii) be released upon demonstrated compliance with the financial covenants in effect as permitted in this Amendment as of September 30, 2007.

     9. Representations and Warranties; No Default. Each of Holdings and the Borrower hereby confirms that after giving effect to this Amendment each of the representations and warranties set forth in the Loan Documents is true and correct. Each of Holdings and the Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     10. No Change. Except as expressly provided herein, no term or provision of the Term Loan Agreement shall be amended, modified, supplemented or waived, and each term and provision of the Term Loan Agreement shall remain in full force and effect.

     11. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument

     12. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        WHEELING-PITTSBURGH CORPORATION


                                        By: /s/ John W. Testa
                                            ------------------------------------
                                        Name: John W. Testa
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------


                                        WHEELING-PITTSBURGH STEEL CORPORATION


                                        By: /s/ Michael P. DiClemente
                                            ------------------------------------
                                        Name: Michael P. DiClemente
                                              ----------------------------------
                                        Title: Treasurer
                                               ---------------------------------


                                        ROYAL BANK OF CANADA, as Administrative
                                        Agent


                                        By: /s/ David Wheatley
                                            ------------------------------------
                                        Name: David Wheatley
                                              ----------------------------------
                                        Title: Manager, Agency
                                               ---------------------------------


                                        EMERGENCY STEEL LOAN GUARANTEE BOARD,
                                        as Federal Guarantor


                                        By: /s/ Marguerite S. Owen
                                            ------------------------------------
                                        Name: Marguerite S. Owen
                                              ----------------------------------
                                        Title: General Counsel
                                               ---------------------------------

          Annexes have been omitted and will be furnished upon request.

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        ALLIED IRISH BANKS PLC
                                        ----------------------------------------


                                        By: /s/ Joseph S. Augustini
                                            ------------------------------------
                                        Name: Joseph S. Augustini
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------



                                        By: /s/ Margaret Brennan
                                            ------------------------------------
                                        Name: Margaret Brennan
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        ALLSTATE LIFE INSURANCE COMPANY
                                        ----------------------------------------


                                        By: /s/ JEFFREY CANNON
                                            ------------------------------------
                                        Name: JEFFREY CANNON
                                              ----------------------------------
                                        Title: SENIOR PORTFOLIO MANAGER
                                               ---------------------------------



                                        By: /s/ JERRY D. ZINKULA
                                            ------------------------------------
                                        Name: JERRY D. ZINKULA
                                              ----------------------------------
                                        Title: MANAGING DIRECTOR
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        AUSTRALIA AND NEW ZEALAND
                                        BANKING GROUP LIMITED
                                        ----------------------------------------




                                        By: /s/ John D. Wade
                                            ------------------------------------
                                        Name: John D. Wade
                                              ----------------------------------
                                        Title: Director
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        BANK OF AMERICA LEASING CAPITAL LLC
                                        (successor to Fleet Capital Corporation)
                                        ----------------------------------------




                                        By: /s/ George C. Markowsky
                                            ------------------------------------
                                        Name:  George C. Markowsky
                                              ----------------------------------
                                        Title: SVP
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        BANK HAPOALIM B.M.
                                        ----------------------------------------




                                        By: /s/ James P. Surless
                                            ------------------------------------
                                        Name: James P. Surless
                                              ----------------------------------
                                        Title: Vice President
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        BAYERISCHE LANDESBANK
                                        ----------------------------------------




                                        By: /s/ Nikolai Von Mengden
                                            ------------------------------------
                                        Name: Nikolai Von Mengden
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------



                                        By: /s/ Norman McClave
                                            ------------------------------------
                                        Name: Norman McClave
                                              ----------------------------------
                                        Title: First Vice President
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        J.P. MORGAN CHASE BANK, NA
                                        ----------------------------------------




                                        By: /s/ Michael F. McCullough
                                            ------------------------------------
                                        Name: Michael F. McCullough
                                              ----------------------------------
                                        Title: Senior Vice President
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        LLOYDS TSB BANK PLC
                                        ----------------------------------------




                                        By: /s/ Michelle White
                                            ------------------------------------
                                        Name: Michelle White
                                              ----------------------------------
                                        Title: Assistant Vice President,
                                               Structured Finance
                                               ---------------------------------



                                        By: /s/ John O'Connell
                                            ------------------------------------
                                        Name: John O'Connell
                                              ----------------------------------
                                        Title: Assistant Vice President,
                                               Structured Finance
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        ROYAL BANK OF CANADA
                                        ----------------------------------------




                                        By: /s/ Dustin Craven
                                            ------------------------------------
                                        Name: Dustin Craven
                                              ----------------------------------
                                        Title: Attorney-in-fact
                                               ---------------------------------

SIGNATURE PAGE TO THE FOURTH AMENDMENT AND WAIVER, DATED AS OF MARCH 10, 2006 TO THE TERM LOAN AGREEMENT, DATED AS OF JULY 31, 2003, AMONG WHEELING-PITTSBURGH CORPORATION, WHEELING-PITTSBURGH STEEL CORPORATION, THE LENDERS FROM TIME TO TIME PARTIES THERETO, ROYAL BANK OF CANADA, AS ADMINISTRATIVE AGENT, THE EMERGENCY STEEL LOAN GUARANTEE BOARD, THE WEST VIRGINIA HOUSING DEVELOPMENT FUND AND THE OTHER AGENTS PARTIES THERETO.

                                        NAME OF INSTITUTION:

                                        US BANK NATIONAL ASSOCIATION
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                                        By: /s/ Jeffrey A. Kessler
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                                        Name: Jeffrey A. Kessler
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                                        Title: Vice President
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